Mirae Asset Discovery Funds

Asia Fund

Emerging Markets Fund

Supplement dated December 29, 2016 to the Prospectus and Statement of Additional Information,

each dated August 26, 2016, the Summary Prospectus for the Asia Fund dated August 26, 2016 and the Summary Prospectus for the Emerging Markets Fund dated December 6, 2016

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information of Mirae Asset Discovery Funds (the “Trust”) dated August 26, 2016, the Summary Prospectus for the Asia Fund dated August 26, 2016 and the Summary Prospectus for the Emerging Markets Fund dated December 6, 2016.  This Supplement relates only to the Asia Fund and the Emerging Markets Fund (each a “Fund” and together the “Funds”).

On December 20, 2016, the Board of Trustees of Trust approved a proposal to liquidate the Funds effective on or about February 28, 2017 (the “Liquidation Date”).  As soon as practicable, all holdings in each Fund’s portfolio will be liquidated, and the proceeds will be invested in money market investments or held in cash. During this time, each Fund may not achieve its investment objective.  On or about the Liquidation Date, all of the assets of each Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and each Fund will then be terminated. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.